Putnam
Dividend
Income
Fund

ANNUAL REPORT

June 30, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Bond yields have dropped considerably over the past several months, creating a favorable environment for preferred securities. The dividends-received deduction, which most of our shareholders claim, makes the fund's after-tax yield extremely attractive."

                                   --  Jeanne L. Mockard, manager
                                       Putnam Dividend Income Fund


   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

16 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

In the volatile aftermath of last year's Asian financial crisis, preferred stocks benefited from their inherent tendency to act like bonds, as many equity investors sought the comparative safety of fixed-income securities. The preferred market's relatively favorable position helped Putnam Dividend Income Fund deliver positive performance at net asset value for the fiscal year ended June 30, 1998.

Although the fund does not normally invest in trust-preferred stocks because they don't qualify for the corporate dividends-received tax deduction, its shareholders were indirect beneficiaries, as steady issuance of these securities curtailed the supply of the traditional preferreds in which the fund invests and hence drove their prices higher.

In the following report, Fund Manager Jeanne Mockard provides more details about fiscal 1998's performance and takes a look at prospects for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
August 19, 1998



Report from the Fund Manager
Jeanne L. Mockard

For much of the past 12 months, a combination of solid economic growth, tight labor markets, and rising housing prices left investors guessing as to the Federal Reserve Board's next move. By spring, however, falling import and commodity prices precipitated by the Asian financial crisis made it clear that interest rates weren't likely to rise at any time soon. Meanwhile, reported earnings came under pressure in industries with direct links to Asia, igniting a general flight to quality that benefited long-term Treasury bonds and a handful of large, defensive stocks.

Preferred stocks generally benefited from this uncertain environment, as investors sought safe havens from earnings instability. Although technically they are equity securities, preferred stocks tend to perform in line with bonds. Due in part to the increased demand for preferred stocks, Putnam Dividend Income Fund provided a total return of 13.14% at net asset value and 8.22% at market price for the 12 months ended June 30, 1998. For complete performance information, please refer to the summary that begins on page 9.

* DEMAND CONTINUES TO OUTSTRIP SUPPLY

Several factors tipped the supply/demand equation in the fund's favor this year. Among them was President Clinton's proposal to reduce the dividends-received deduction for corporations from 70% to 50%. Although the legislation failed to pass, the prospect that it might become law caused a slowdown in the overall issuance of preferred stocks during the year. As issuance slowed, demand for existing preferreds increased. Your fund's portfolio of relatively high-coupon securities benefited as a result.

Meanwhile, the existence of trust-preferred stocks continued to have a positive impact on the fund, even though we do not normally invest in these securities. Issued by banks and insurance companies, trust-preferred stocks have the advantage of being classified as equity on an issuer's balance sheet, while the dividends are treated as a tax-deductible expense. As a result, it can be less costly for a company to issue trust-preferred stocks than other types of preferred stocks. (Among the 1997 budget proposals that did not pass was one designed to eliminate the deductibility of these dividends.)

Your fund's portfolio does not currently include trust-preferred stocks because they do not qualify for the dividends-received deduction -- an important benefit for many of the fund's shareholders. Nevertheless, their emerging popularity among issuers has influenced the portfolio's composition. As more corporations issue trust-preferred stock, the types of securities in which your fund invests have become relatively scarce -- and their prices have, accordingly, risen. In this environment, we sought to hold securities in the portfolio for as long as possible to take full advantage of this appreciation.

* STRATEGY AIMED AT REDUCING CALLS

Keeping the fund's holdings was easier said than done. The decline in U.S. bond yields over the year prompted many issuers of preferred stock -- specifically issuers of adjustable-rate and sinking-fund preferreds -- to recall existing issues. A number of your fund's holdings were called away during this period.

Ford Motor Company, formerly one of the fund's top holdings, is an example. Ford presented us with an attractive tender offer to buy back its preferred stock at a price considerably above its current market value. Boise Cascade is another stock that was called away at a premium.

[GRAPHIC OMITTED: horizontal bar chart of COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                         6/30/97          6/30/98

Perpetual
preferreds                61.8%            74.9%

Adjustable-rate
preferreds                18.8%            15.2%

Short-term
securities                 8.8%             1.2%

Sinking-fund
preferreds                 4.7%             5.7%

Common stocks              3.4%             0.0%

Convertible
preferreds                 1.7%             3.1%

Footnote reads:
* Based on net assets as of 6/30/97 and 6/30/98. Holdings will vary over time.



Calls interrupt the fund's stream of income, requiring us to reinvest the assets in securities that may pay lower rates than those issued years ago. Given the fund's objective of generating a high level of income, we have sought to reduce the fund's susceptibility to calls, since they would ultimately result in a lower portfolio yield. Whenever possible, we traded out of issues carrying call dates within the near future and took advantage of opportunities to strengthen our position in perpetual preferreds with some call protection.

Perpetuals carry a fixed rate of interest and no maturity date -- characteristics that increase their value during periods of declining interest rates. ("Sinkers," or sinking-fund preferreds, also have fixed rates, but at a certain age they are retired on a predetermined schedule, making them relatively less desirable.) The fund's sizable position in perpetual preferreds contributed to its 5.66% dividend yield at net asset value at the end of June.

* FUND REMAINS UNLEVERAGED

Early in the period, we decided to eliminate the fund's leverage by redeeming all outstanding auction-rate preferred shares. A frequently employed tool throughout your fund's investment history, leverage refers to the process of issuing money market securities at prevailing short-term rates and investing the proceeds in longer-term, higher-yielding securities. We have used leverage on several occasions in the past when a particularly wide spread existed between short- and long-term interest rates. Generally the result has been a higher level of income and a correspondingly greater total return.

In an environment in which short-term interest rates are moving higher, however, leverage can work against the fund as the level of income paid to preferred shareholders increases. Considering the strength of economic activity and the possibility of further rate increases by the Federal Reserve Board, a recommendation was made to the fund's Trustees -- which they approved -- that the fund be de-leveraged, effective July 21, 1997.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

El Paso Tennessee Pipeline Co., Series A, $4.125 cumulative preferred
Oil and gas

Duke Power Co., Series W, $7.00 cumulative preferred
Electric utilities

Merrill Lynch & Co., Inc., Series A, $2.25 deposit-shares cumulative preferred
Financial services

McDermott Inc., Sinking Fund Series B, $2.60 cumulative preferred
Oil services

Baltimore Gas & Electric Co., $6.99 cumulative preferred
Combined utilities

General Motors Corp., Series G, $2.275 deposit-shares cumulative preferred
Automobiles

IBM Corp., Series A, $1.875 deposit-shares preferred
Computer software

Chase Manhattan Corp., Series L, $4.83 cumulative adjustable-rate preferred
Banks

Lehman Brothers Holdings, Inc., $5.00 convertible preferred
Financial services

Fleet Financial Group, Inc., Series E, $2.338 deposit-shares cumulative preferred
Banks

These holdings represent 35.6% of the fund's net assets as of 6/30/98. Portfolio holdings will vary over time. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy.

As it turned out, short-term interest rates did not move higher, but our decision nevertheless served the fund well. The bond market rally that started last summer pushed long-term yields lower, effectively eliminating the spread between long- and short-term interest rates and thus the advantage of having leverage in the portfolio. Given the direction of long-term rates, we maintained the fund's de-leveraged status throughout the period and have no plans to change it over the near term.

* SLOWER ECONOMY ANTICIPATED; FIXED INCOME SECURITIES LIKELY TO BENEFIT

After months of uncertainty, it is now clear that Asia's slowdown is having an impact on the U.S. economy. In April, the U.S. trade deficit widened to a record $14.5 billion, masking an even greater gap with Pacific Rim nations as the dollar reached new highs against the yen. In June, manufacturing activity declined for the first time in nearly two years.

While it is impossible to predict the extent of Asia's impact, any slowing in the U.S. economy should be favorable for bond prices. The preferred market should benefit in turn as declining rates prompt corporations to continue to call in existing issues and as demand for preferreds outpaces supply. We do not expect preferreds to suffer as the result of any impact on their underlying businesses, since most preferred stock issuers have primarily domestic operations.

We will continue to look for opportunities to increase the fund's call protection. Although there can be no assurance, we believe the current environment, combined with the attractive holdings in your fund's portfolio, will continue to benefit the fund in the months ahead.

* CONSIDERATION OF TENDER OFFER

Under the fund's charter documents, the Trustees are required to consider a tender offer for the fund's common shares if the shares trade at a discount of more than 10% over the last 12 weeks of a fiscal year. This requirement was triggered for fiscal 1998. At their meeting in July the Trustees reviewed whether making a tender offer for the fund's shares would be in the interests of shareholders. Although a tender offer might reduce discounts in the short term, the Trustees were concerned that it would be unlikely to have any long-term effect on share trading discounts. Furthermore, a tender offer would result in a smaller fund with higher expense ratios and lower yields. As a result of these concerns, the Trustees concluded that making a tender offer would not be in the interests of shareholders.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/98, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Dividend Income Fund is designed for investors seeking a high level of current income eligible for the dividends-received deduction, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 6/30/98

                                              Merrill Lynch
                                               Perpetual
                                       Market  Preferred     Consumer
                              NAV      price     Index     Price Index
-----------------------------------------------------------------------
1 year                      13.14%     8.22%      8.81%       1.68%
-----------------------------------------------------------------------
5 years                     51.53     41.40      42.63       12.88
Annual average               8.67      7.17       7.36        2.45
-----------------------------------------------------------------------
Life of fund               149.38    102.18     128.85       30.40
Annual average              11.01      8.38       9.93        3.08
-----------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 6/30/98
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                            12
------------------------------------------------------------------------------
Income                                          $0.71
------------------------------------------------------------------------------
  Total                                         $0.71
------------------------------------------------------------------------------
Preferred shares Series A (600 shares)
------------------------------------------------------------------------------
Income                                          $560.74
------------------------------------------------------------------------------
  Total                                         $560.74
------------------------------------------------------------------------------
Share value (common shares)        NAV        Market price
------------------------------------------------------------------------------
6/30/97                          $11.23         $10.500
------------------------------------------------------------------------------
6/30/98                           11.88          10.625
------------------------------------------------------------------------------
Current return (common shares)     NAV        Market price
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate1             5.66%          6.32%
------------------------------------------------------------------------------
Taxable equivalent2                8.25           9.23
------------------------------------------------------------------------------
1Income portion of most recent distribution, annualized and divided by NAV or market value at end of period.

2Assumes a corporation taxed at the 35% federal tax rate and that 100% of the fund's distributions qualify for the 70% corporate dividends-received deduction for corporations, investment income may also be subject to the federal alternative minimum tax.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Merrill Lynch Perpetual Preferred Index is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred-stock market. The index assumes reinvestment of all distributions and does not take into account brokerage commissions or other costs. The securities that make up the fund's portfolio do not match those in the index. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants
For the fiscal year ended June 30, 1998

To the Trustees and Shareholders of
Putnam Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dividend Income Fund (the "fund") at June 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 1998 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 13, 1998



Portfolio of investments owned
June 30, 1998




PREFERRED STOCKS (95.8%) (a)
NUMBER OF SHARES                                                                                        VALUE

Automobiles (4.8%)
-------------------------------------------------------------------------------------------------------------
               71,620  General Motors Corp. Ser. B,
                         $2.281 dep. shs. cum. pfd.                                            $    1,906,883
              149,178  General Motors Corp. Ser. G,
                         $2.275 dep. shs. cum. pfd.                                                 4,251,573
                                                                                               --------------
                                                                                                    6,158,456

Banks (12.5%)
-------------------------------------------------------------------------------------------------------------
               70,000  Bankers Trust New York Corp. Ser. Q,
                         $1.269 cum. Adjustable Rate Preferred (ARP) (CUS)                          1,758,750
               40,000  Chase Manhattan Corp. Ser. L, $4.83 cum. ARP                                 3,940,000
               62,300  Chase Manhattan Corp. Ser. C, $2.71 cum. pfd.                                1,923,513
               19,000  Chase Manhattan Corp. Ser. B, $2.44 cum. pfd.                                  522,500
               10,000  Citicorp Ser. 8-B, $8.25 cum. pfd.                                           1,052,500
               13,000  Citicorp Ser. 19, $1.25 cum. ARP                                               328,250
               10,000  Fleet Financial Group, Inc. Ser. VI, $3.375 cum. pfd.                          585,000
              110,566  Fleet Financial Group, Inc. Ser. E,
                         $2.338 dep. shs. cum. pfd.                                                 3,123,490
               71,000  Fleet Financial Group, Inc. Ser. V,
                         $1.813 dep. shs. cum. pfd.                                                 1,979,125
               16,500  Wells Fargo & Co. Ser. B, $2.75 cum. ARP                                       829,125
                                                                                               --------------
                                                                                                   16,042,253

Broadcasting (0.9%)
-------------------------------------------------------------------------------------------------------------
               49,000  Newscorp Overseas Corp. Ser. A, $2.156 cum. pfd.                             1,212,750

Chemicals (0.7%)
-------------------------------------------------------------------------------------------------------------
                5,050  du Pont (E.I.) de Nemours & Co., Ltd. Ser. B,
                         $4.50 cum. pfd.                                                              446,925
                6,000  du Pont (E.I.) de Nemours & Co., Ltd. Ser. A,
                         $3.50 cum. pfd.                                                              408,750
                                                                                               --------------
                                                                                                      855,675

Combined Utilities (15.2%)
-------------------------------------------------------------------------------------------------------------
               23,900  Baltimore Gas & Electric Co. Ser. 93, $7.125 cum. pfd.                       2,721,613
               40,000  Baltimore Gas & Electric Co. $6.99 cum. pfd.                                 4,525,000
               10,000  Baltimore Gas & Electric Co. Ser. 93, $6.70 cum. pfd.                        1,130,000
               20,000  Florida Power & Light Co. Ser. S, $6.98 cum. pfd.                            2,275,000
                8,500  Florida Power & Light Co. Ser. U, $6.75 cum. pfd.                              960,500
              108,500  New York State Electric & Gas Corp. Ser. B,
                         $1.243 cum. ARP                                                            2,726,063
               72,700  Pacific Gas & Electric Co. Ser. U, $1.76 cum. pfd.                           1,999,250
                2,500  Pacificorp Sinking Fund $7.70 cum. pfd.                                        272,500
                6,750  Public Service Electric & Gas Co. $6.92 cum. pfd.                              734,906
               14,000  San Diego Gas & Electric Co. $1.763 cum. pfd.                                  386,750
               67,000  San Diego Gas & Electric Co. $1.70 cum. pfd.                                 1,834,125
                                                                                               --------------
                                                                                                   19,565,707

Computer Software (3.2%)
-------------------------------------------------------------------------------------------------------------
              149,000  IBM Corp. Ser. A, $1.875 dep. shs. pfd.                                      4,153,375

Consumer Services (0.3%)
-------------------------------------------------------------------------------------------------------------
                5,000  Western Resources, Inc. $4.25 cum. pfd.                                        345,000

Electric Utilities (22.9%)
-------------------------------------------------------------------------------------------------------------
              100,100  Alabama Power Co. Ser. 93-A, $1.19 cum. ARP                                  2,515,013
               20,000  Appalachian Power Co. $5.92 cum. pfd.                                        2,020,000
               50,000  Connecticut Light & Power Co. Sinking Fund
                         Ser. 92, $3.615 cum. pfd.                                                  2,162,500
               18,000  Duke Power Co. Ser. S, $7.85 cum. pfd.                                       2,081,250
               50,825  Duke Power Co. Ser. W, $7.00 cum. pfd.                                       5,813,109
                5,924  Entergy Arkansas, Inc. $8.52 cum. pfd.                                         592,400
                8,916  Entergy Gulf States, Inc. $7.56 cum. pfd.                                      888,257
                9,000  Entergy Louisiana, Inc. $7.00 cum. pfd.                                        913,500
              100,000  Georgia Power Co. Ser. 93-2, $1.198 cum. ARP                                 2,500,000
               20,000  Niagara Mohawk Power Corp. $2.375 cum. pfd.                                    527,500
               15,200  Niagara Mohawk Power Corp. Ser. A,
                         $1.625 cum. ARP                                                              359,100
               20,000  Northern Indiana Public Services Ser. A,
                         $3.0 cum. ARP                                                              1,025,000
               18,650  Peco Energy $7.48 cum. pfd.                                                  1,939,600
                9,360  Puget Sound Energy, Inc. Ser. III, $2.125 cum. pfd.                            244,530
               10,000  Texas Utilities Electric Co. $6.375 cum. pfd.                                1,015,000
               75,580  Texas Utilities Electric Co. Ser. A,
                         $1.875 dep. shs. cum. pfd.                                                 2,002,870
               25,000  Texas Utilities Electric Co. Ser. B,
                         $1.805 dep. shs. cum. pfd.                                                   671,875
               20,000  Virginia Electric & Power Co. $6.98 cum. pfd.                                2,217,500
                                                                                               --------------
                                                                                                   29,489,004

Financial Services (17.7%)
-------------------------------------------------------------------------------------------------------------
               35,000  Bear Stearns Companies, Inc. Ser. E, $3.075 cum. pfd.                        1,890,000
               17,000  Bear Stearns Companies, Inc. Ser. F, $2.86 cum. pfd.                           879,750
               14,000  Bear Stearns Companies, Inc. Ser. A, $2.75 cum. ARP                            700,000
               20,000  Bear Stearns Companies, Inc. Ser. G, $2.745 cum. pfd.                          994,000
               10,000  Donaldson, Lufkin & Jenrette, Inc. Ser. B,
                         $2.65 cum. pfd.                                                              516,250
               52,000  Heller Financial Inc. Ser. A, $2.031 cum. pfd.                               1,384,500
               45,850  Household International, Inc. Ser. 92-A,
                         $2.063 dep. shs. cum. pfd.                                                 1,346,844
                5,000  Lehman Brothers Holding, Inc. Ser. C, $2.97 pfd.                               262,500
               49,500  MBNA Corp. Ser. A, $1.875 cum. pfd.                                          1,342,688
               40,000  MBNA Corp. Ser. B, $1.462 cum. ARP                                           1,030,000
              166,252  Merrill Lynch & Co., Inc. Ser. A,
                         $2.25 dep. shs. cum. pfd.                                                  5,236,938
               19,000  Morgan (J.P.) & Co., Inc. Ser. A, $5.00 cum. ARP                             1,824,000
               52,000  Morgan (J.P.) & Co., Inc. Ser. H,
                         $3.313 dep. shs. cum. pfd.                                                 2,847,000
               45,000  Morgan Stanley $3.875 dep. shs. cum. pfd.                                    2,491,875
                                                                                               --------------
                                                                                                   22,746,345

Insurance (3.9%)
-------------------------------------------------------------------------------------------------------------
               54,000  Travelers Group, Inc. $3.183 pfd.                                            2,976,750
               26,500  Travelers Group, Inc. Ser. M, $2.932 cum. pfd.                               1,384,625
               25,000  Travelers Group, Inc. Ser. K, $2.1 cum. pfd.                                   681,250
                                                                                               --------------
                                                                                                    5,042,625

Metals and Mining (0.5%)
-------------------------------------------------------------------------------------------------------------
                8,450  Aluminum Co. $3.75 cum. pfd.                                                   618,963

Oil and Gas (6.1%)
-------------------------------------------------------------------------------------------------------------
               20,000  Anadarko Petroleum Corp. $5.46 pfd.                                          1,942,500
              105,000  El Paso Tennessee Pipeline Co. Ser. A,
                         $4.125 cum. pfd.                                                           5,866,875
                                                                                               --------------
                                                                                                    7,809,375

Oil Services (6.1%)
-------------------------------------------------------------------------------------------------------------
              111,000  LASMO PLC ADS Ser. A, $2.50 cum. pfd.
                         (United Kingdom)                                                           2,983,121
              161,448  McDermott Inc. Sinking Fund Ser. B, $2.60 cum. pfd.                          4,903,983
                                                                                               --------------
                                                                                                    7,887,104

Water Utilities (1.0%)
-------------------------------------------------------------------------------------------------------------
               12,000  United Water Resources, Inc. Ser. B,
                         $7.625 cum. pfd.                                                           1,234,500
                                                                                               --------------
                       Total Preferred Stocks (cost $117,018,491)                              $  123,161,132

CONVERTIBLE PREFERRED STOCKS (3.0%) (a) (cost $2,677,115)
NUMBER OF SHARES                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
              109,270  Lehman Brothers Holding, Inc. $5.00 cv. pfd.                            $    3,933,720

SHORT-TERM INVESTMENTS (1.2%) (a) (cost $1,540,248)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
      $     1,540,000  Interest in $750,000,000 joint repurchase agreement dated June 30, 1998 with Goldman Sachs due
                         July 1, 1998 with respect to various U.S. Treasury
                         obligations -- maturity value of $1,540,248 for an
                         effective yield of 5.8%                                               $    1,540,248
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $121,235,854) (b)                               $  128,635,100
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $128,600,609.

(b)   The aggregate identified cost on a tax basis is $121,239,313, resulting in gross unrealized appreciation and depreciation of $8,229,160 and $833,373, respectively, or net unrealized appreciation of $7,395,787.

(CUS) This entity provides subcustodian services to the fund.

      ADS after the name of a foreign holding stands for American Depository Shares, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.






Statement of assets and liabilities
June 30, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $121,235,854) (Note 1)                                                $128,635,100
---------------------------------------------------------------------------------------------------
Cash                                                                                            606
---------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                           848,991
---------------------------------------------------------------------------------------------------
Total assets                                                                            129,484,697

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       605,990
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                238,864
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   19,531
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                10,992
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,660
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                        7,051
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           884,088
---------------------------------------------------------------------------------------------------
Net assets                                                                             $128,600,609

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Unlimited shares authorized;
10,821,255 shares outstanding) (Note 1)                                                $122,164,096
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (302,300)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                      (660,433)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                7,399,246
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $128,600,609

Computation of net asset value
---------------------------------------------------------------------------------------------------
Net asset value per share ($128,600,609 divided by 10,821,255 shares)                        $11.88
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended June 30, 1998

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax $41,647)                                                 $ 8,504,641
--------------------------------------------------------------------------------------------------
Interest                                                                                   190,737
--------------------------------------------------------------------------------------------------
Total investment income                                                                  8,695,378

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           969,368
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             161,021
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           13,037
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,646
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     44,622
--------------------------------------------------------------------------------------------------
Auditing                                                                                    21,240
--------------------------------------------------------------------------------------------------
Legal                                                                                        4,419
--------------------------------------------------------------------------------------------------
Postage                                                                                     35,223
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       24,260
--------------------------------------------------------------------------------------------------
Other                                                                                        1,256
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,281,092
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (22,778)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,258,314
--------------------------------------------------------------------------------------------------
Net investment income                                                                    7,437,064
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         4,105,390
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                               3,320,443
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  7,425,833
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $14,862,897
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                             Year ended June 30
                                                                                      --------------------------------
                                                                                           1998               1997
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  7,437,064       $ 11,368,174
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          4,105,390            614,252
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                3,320,443          6,446,464
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     14,862,897         18,428,890

Distributions to preferred shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                                (336,444)         (2,295,402)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $--
and $186,117 respectively)                                                               14,526,453         16,133,488

Distributions to common shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (7,683,270)        (8,440,000)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital shares transaction
----------------------------------------------------------------------------------------------------------------------
Auction preferred shares (Note 4)                                                       (60,000,000)                --
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                 (53,156,817)         7,693,488

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       181,757,426        174,063,938
----------------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income and undistributed net
investment income of $302,300 and
$280,350, respectively)                                                                $128,600,609       $181,757,426

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at
beginning and end of year                                                                10,821,255         10,821,255
----------------------------------------------------------------------------------------------------------------------
Auction preferred shares outstanding at
beginning of year                                                                               600                600
----------------------------------------------------------------------------------------------------------------------
Auction preferred shares outstanding at
end of year                                                                                      --                600
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                           Year ended June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year
(common shares)                                    $11.23           $10.54           $10.57           $10.84           $12.39
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .69             1.05              .80              .78             1.13
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .68              .65              .03              .01            (1.13)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.37             1.70              .83              .79               --
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.01)            (.23)            (.07)            (.01)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.71)            (.78)            (.72)            (.78)           (1.04)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gains
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                              --               --               --             (.06)              --
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --             (.24)            (.38)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.72)           (1.01)            (.79)           (1.09)           (1.58)
------------------------------------------------------------------------------------------------------------------------------------
Auction preferred
share offering cost                                    --               --             (.07)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Change in cumulative
undeclared dividends
on auction preferred shares                            --               --               --              .03              .03
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year
(common shares)                                    $11.88           $11.23           $10.54           $10.57           $10.84
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of year
(common shares)                                   $10.625          $10.500           $8.875           $9.250           $9.750
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return at
market value (common shares) (%)(a)                  8.22            27.88             3.51             5.82            (6.78)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
(total fund) (in thousands)                      $128,601         $181,757         $174,064         $114,357         $142,629
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.02             1.51             1.23             1.07             1.42
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         5.77             7.57             6.88             7.39             8.06
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              30.63            19.27            35.13            27.39            73.63
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                      $.0500           $.0500
------------------------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended June 30, 1996 and thereafter,  includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.




Notes to financial statements
June 30, 1998

Note 1
Significant accounting policies

Putnam Dividend Income Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's objective is to seek high current income eligible for the dividends received deduction allowed to corporations under
Section 243 of the Internal Revenue Code, consistent with preservation of capital by investing in a portfolio of preferred and common equity securities. The fund will invest at least 65% of its total assets in dividend-paying securities. Preferred stocks will be rated "investment grade" at the time of investment or, if not rated, will be of comparable quality as determined by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. The fund may also use leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Certain preferred stocks for which reliable market quotations are not readily available are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities, by the total number of common shares outstanding.

E) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 1998, the fund had a capital loss carryover of approximately $657,000 available to offset future net capital gain, if any, which will expire on June 30, 2004.

G) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include a temporary difference of dividends payable. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 1998, the fund required no such reclassifications.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $500 million of average net assets, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended June 30, 1998, fund expenses were reduced by $22,778 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $540 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended June 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $39,187,625 and $83,866,378, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Auction preferred shares

On July 21, 1997, 600 preferred shares were redeemed by the fund at a redemption price of $60,000,000 plus $336,444 of cumulative and unpaid dividends.

The shares were redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividend accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared).

Under the Investment Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the auction preferred shares and the shares' rating agencies. Should these requirements not be met, or should these dividend accrued on the remarketed preferred not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At June 30, 1998, no such restrictions have been placed on the fund.

Federal Tax Information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

44638-056   6/98